EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                      -------------------------------------

Board  of  Directors
Claire's  Stores,  Inc.


     We  consent  to  the  use  of  our report incorporated herein by reference.



                                       /S/ KPMG  LLP


Fort  Lauderdale,  Florida
April  27,  2001


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